Supplement dated July 8, 2011 to the following Prospectuses dated April 29,
2011:

MultiOption(r) Variable Annuity
MultiOption(r) Variable Annuity (Megannuity/UMOA)
Variable Adjustable Life (VAL)
Variable Adjustable Life Second Death (VAL-SD)
Variable Adjustable Life Horizon (VAL Horizon)
Variable Adjustable Life Summit (VAL Summit)
Variable Adjustable Life Survivor (VAL Survivor)

Supplement dated July 8, 2011 to the following:

MultiOption(r) Achiever Variable Annuity
MultiOption(r) Classic Variable Annuity
MultiOption(r) Select Variable Annuity

Effective July 30, 2011, the Credit Suisse Trust International Equity Flex III Portfolio sub-account is closed to transfers or allocations in your contract. On June 30, 2011, the Board of Trustees of the Credit Suisse Trust approved a proposal to liquidate the Credit Suisse Trust International
Equity Flex III Portfolio however, the date for the liquidation has not yet been determined.

You may continue to make transfers out of the Credit Suisse Trust International Equity Flex III Portfolio sub-account in accordance with the terms of your contract. If you have amounts allocated to the Credit Suisse Trust International Equity Flex III Portfolio sub-account on July 30, 2011, additional information about the liquidation will be provided to you in the near future.

For MultiOption(r) Variable Annuity, MultiOption(r) Variable Annuity (Megannuity/UMOA), MultiOption(r) Achiever Variable Annuity, MultiOption(r) Classic Variable Annuity, MultiOption(r) Select Variable Annuity

Any purchase payment or transfer allocation (including any systematic transfer arrangements except automatic portfolio rebalancing (APR)) to the Credit Suisse Trust International Equity Flex III Portfolio sub-account after July 30, 2011, will default to the Advantus Series Fund Money Market sub-account. APR instructions in place on that date that include the Credit Suisse Trust International Equity Flex III Portfolio sub-account will not default to the Advantus Series Fund Money Market sub-account until the fund liquidates.

For Variable Adjustable Life (VAL), Variable Adjustable Life Second Death (VAL-SD), Variable Adjustable Life Horizon (VAL Horizon), Variable Adjustable Life Summit (VAL Summit), Variable Adjustable Life Survivor (VAL Survivor)

Any purchase payment (except as otherwise described) or transfer allocation to Credit Suisse Trust International Equity Flex III Portfolio sub-account after July 30, 2011, will default to the Advantus Series Fund Money Market sub-account. Purchase payments to the Credit Suisse Trust International Equity Flex III Portfolio sub-account will continue where automatic portfolio rebalance instructions or certain automated transaction instructions (e.g. loan repayments and asset credits) are in place on that date and will not default to Advantus Series Fund Money Market sub-account until the fund liquidates.

If you have any questions about your contract or the content of this supplement, please contact your representative or Minnesota Life Insurance Company.

Investors should retain this supplement for future reference.
F75147 7-2011